Filed pursuant to Rule 497
File No. 333-178646

CĪON INVESTMENT CORPORATION

Supplement No. 11 dated February 7, 2014

To

Prospectus dated June 12, 2013

    This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated June 12, 2013, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

    Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest in our common stock.
INCREASE IN PUBLIC OFFERING PRICE

   On February 4, 2014, our board of directors (the “Board”) approved an increase in our public offering price from $10.32 per share to $10.45 per share. This increase in the public offering price became effective on our February 5, 2014 closing and was first applied to subscriptions received from January 16, 2014 through February 4, 2014. The purpose of this action was to ensure that our net asset value per share did not exceed our offering price per share, after deducting selling commissions and dealer manager fees, as required by the 1940 Act.

STATUS OF OUR CONTINUOUS PUBLIC OFFERING

    Since commencing our continuous public offering on July 2, 2012 and through February 5, 2014, we received and accepted subscriptions in our offering for approximately 19,458,600 shares of our common stock at an average price per share of $10.13, for corresponding gross proceeds of approximately $197,122,000, including shares purchased by our affiliates and proceeds from our second amended and restated distribution reinvestment plan.

DISTRIBUTIONS

    Due to an increase in our public offering price approved by the Board on February 4, 2014 from $10.32 per share to $10.45 per share, we increased the amount of weekly cash distributions payable to shareholders of record on February 11, February 18 and February 25, 2014 from $0.013895 per share to $0.014067 per share to maintain our annual distribution yield at 7.00% (based on the $10.45 per share public offering price).

    The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. We intend to update shareholders quarterly with an estimated percentage of our distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to shareholders will be reported to shareholders annually on a Form 1099-DIV. The payment of future distributions on our common stock is subject to the discretion of the Board and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

    We may fund our cash distributions to shareholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from ICON Investment Group, LLC (“IIG”), which are subject to recoupment. To date, distributions have not been paid from offering proceeds or borrowings, although a portion of our distributions to shareholders may be deemed to constitute a return of capital for tax purposes. We have not established limits on the amount of funds we may use from available sources to make distributions. For a significant time after the commencement of our offering, a substantial portion of our distributions may result from expense reimbursements from IIG, which are subject to repayment by us within three years. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital. Shareholders should understand that any such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or IIG continues to make such expense reimbursements. Shareholders should also understand that our future repayments will reduce the distributions that they would otherwise receive.  There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all.  IIG has no obligation to provide expense reimbursements to us in future periods.